Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into the 7th day of February 2019, by and between Desert Hawk Gold Corp., a Nevada corporation (the “Company”), and Clifton Mining Company, a Utah corporation (the “Shareholder”), each, a “Party” and collectively, the “Parties”.

RECITALS:

WHEREAS, the Shareholder holds 560,824 shares of the Company’s common stock, and concurrently with the execution of this Agreement the Shareholder is acquiring additional shares of the Company’s common stock (collectively, the “Common Stock”) in connection with the Second Amended and Restated Lease Agreement of even date herewith (the “Amended Agreement”); and

WHEREAS, as a condition to such acquisition, the Parties are willing to enter into the agreements contained herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Definitions. As used in this Agreement, capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Amended Agreement.

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

“Holder” means the Shareholder or any transferee of the Shareholder.

“Person” means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and government or any department or agency thereof.

“Registrable Securities” means (i) the Common Stock previously issued to the Shareholder or issued to the Shareholder pursuant to the Amended Agreement, and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Registration Statements” means one or more registration statements of the Company, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

2. Registration Obligations

2.1 Registration of Registrable Securities. The Company hereby agrees to register the Registrable Securities by means of one or more Registration Statements declared effective by the SEC within 18 months from the date of this Agreement. The Shareholder and any Holder of the Registrable Securities shall be bound by the terms and conditions of this Agreement. If the Holders of the Registrable Securities elect to distribute the Registrable Securities in an underwritten offering, the Holders shall so inform the Company. The Holders of a majority of the Registrable Securities shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

2.2 Registration of Additional Shares. The Company shall not include in any Registration Statement any securities that are not Registrable Securities without the prior written consent of the Holders of a majority of the Registrable Securities, which consent shall not be unreasonably withheld, conditioned or delayed. If any Registration Statement involves an underwritten offering and the managing underwriter advises the Company and the Holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of shares of Company stock proposed to be included in such Registration Statement, including all Registrable Securities and all other shares of Company stock proposed to be included in such underwritten offering, exceeds the number of shares of Company stock that can be sold in such underwritten offering and/or the number of shares of Company stock proposed to be included in such Registration Statement would adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Company shall include in such Registration Statement (a) first, the Registrable Securities the Holders thereof propose to sell, and (b) second, the shares of Company stock proposed to be included therein by any other Persons (including shares of Company stock to be sold for the account of the Company and/or other holders of Company stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective Holders thereof on the basis of the number of Registrable Securities owned by each such Holder.

2.3 Registration Term. The Company shall use its best efforts to maintain the effectiveness of any Registration Statement for a period of three years, or until all Registrable Securities have been sold by the Holders, whichever is earlier.

3. Registration Procedures.

3.1 Registration. The Company will use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

3.1.1 Registration Statement. Prepare and file with the SEC one or more Registration Statements with respect to such Registrable Securities and use its best efforts to cause any such Registration Statement to become effective.

3.1.2 Amendments and Supplements. Promptly prepare and file with the SEC such amendments and supplements to any such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required by the intended method of disposition and the terms of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement.

3.1.3 Provision of Copies. Promptly furnish to each seller of Registrable Securities the number of copies of any such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller.

3.1.4 Blue Sky Laws. Use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, that the Company will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.4; (b) subject itself to taxation in any such jurisdiction; or (c) consent to general service of process in any such jurisdiction.

3.1.5 Anti-fraud Rules. Promptly notify each seller of such Registrable Securities when a prospectus relating thereto is required to be delivered under Securities Act, of the happening of any event as a result of which the prospectus included in any such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and in such event, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided, that the Company will not take any action which causes the prospectus included in such Registration Statement to contain an untrue statement of material fact or omit any material fact necessary to make the statements therein not misleading, except as permitted by Section 5.1.

3.1.6 Due Diligence. Make available for inspection by any underwriter participating in any disposition pursuant to any such Registration Statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such Registration Statement.

3.1.7 Deemed Underwriters or Controlling Persons. Permit any Holder of Registrable Securities, which Holder, in such Holder’s reasonable judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Company and furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included.

3.1.8 Management Availability. In connection with underwritten offerings, make available appropriate management personnel for participation in the preparation and drafting of such registration comparable statement, for due diligence meetings and for “road show” meetings.

3.1.9 Stop Orders. Promptly notify Holders of the Registrable Securities of the threat of issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceeding for that purpose and make every reasonable effort to prevent the entry of any order suspending the effectiveness of such Registration Statement. In the event of the issuance of any stop order suspending the effectiveness of any Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

3.1.10 Transfer Agent. Provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration.

3.1.11 Securities Exchange. Use its best efforts to cause such Registrable Securities to be listed on each securities exchange on which the Company stock is then listed or, if the Company stock is not then listed, on a national securities exchange selected by the Holders of a majority of such Registrable Securities.

3.1.12 Customary Agreements. In connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities)).

3.1.13 Legal Opinion and Comfort Letter. Furnish to each selling Holder of Registrable Securities and each underwriter, if any, with (i) a written legal opinion of the Company’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings.

3.1.14 Stock Certificates. Cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System (the “DTCDRS”).

3.1.15 CUSIP Number. Not later than the effective date of any such Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the DTCDRS.

3.1.16 Other Actions. Otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

3.2 Further Information. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request.

3.3 Notice to Suspend Offers and Sales. Each Holder severally agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3.1.5 or 3.1.9 hereof, such Holder will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 3.1.5 or until the withdrawal of such order under Section 3.1.9.

3.4 Reference to Holders. If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the Holder’s reasonable judgement, such Holder is or might be deemed to be a controlling Person of the Company, such Holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such Holder and the Company and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder, provided that with respect to this clause (b) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

4. Registration Expenses.

4.1 Expense Borne by Company. Except as specifically otherwise provided in Section 4.2 hereof, the Company will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses, underwriting expenses (other than underwriting fees or brokerage discounts), and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company in connection with such registration.

4.2 Expense Borne by Selling Security Holders. The selling security holders will be responsible for payment of their own legal fees (if they retain legal counsel separate from that of the Company), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder, with any such expenses which are common to the selling security holders divided among such security holders (including the Company and holders of the Company’s securities other than Registrable Securities, to the extent that securities are being registered on behalf of such Persons pursuant to the terms of this Agreement) pro rata on the basis of the number of shares being registered on behalf of each such security holder, or as such security holders may otherwise agree.

5. Indemnification Section.

5.1 Indemnification by Company. The Company agrees to indemnify, reimburse, compensate and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities and each Person who controls (within the meaning of the Securities Act) such Holder against all loses, claims, damages, liabilities and expenses in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rules or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, except insofar as the same are (i) contained in any information furnished in writing to the Company by such Holder expressly for use therein; (ii) caused by such Holder’s failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto; or (iii) caused by such Holder’s failure to discontinue disposition of shares after receiving notice from the Company pursuant to Section 3.3 hereof. In connection with an underwritten offering, the Company will indemnify, reimburse, compensate and hold harmless such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

5.2 Indemnification by Holder. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify, reimburse, compensate and hold harmless the Company, its directors and officers and each Person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in such Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder expressly for use in connection with such registration; provided that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

5.3 Assumption of Defense by Indemnifying Party. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

5.4 Binding Effect. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason. Each Holder of Registrable Securities also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event such Holder’s indemnification is unavailable for any reason; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of Registrable Securities effected pursuant to such registration.

6. Miscellaneous.

6.1 Notices. All notices, payments and other required communications (“Notices”) to the Parties shall be in writing, and shall be addressed respectively as follows:

If to Clifton:

Clifton Mining Company
705 East 50 South

American Fork, UT 84003

If to Desert Hawk:

Desert Hawk Gold Corp.
1290 Holcomb Avenue
Reno, NV 89502

with a copy to:

Ronald N. Vance, Esq.

Pearson Butler

1802 W South Jordan Parkway, Suite 200

South Jordan, UT 84095

All Notices shall be given (i) by personal delivery to the Party, or (ii) by registered or certified mail return receipt requested. All Notices shall be effective and shall be deemed delivered (i) if by personal delivery on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, and (ii) if by mail on the next business day after actual receipt. A Party may change its address by Notice to the other Party.

6.2 Waiver. The failure of a Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the Party’s right thereafter to enforce any provision or exercise any right.

6.3 Modification. No modification of this Agreement shall be valid unless made in writing and duly executed by the Parties.

6.4 Attorneys’ Fees. If legal action is instituted by either Party to enforce the terms of this Agreement or to recover damages for the breach of any of the provisions of this Agreement, the prevailing Party shall be entitled to receive from the other Party reasonable attorneys’ fees to be determined by the court in which the action is brought.

6.5 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

6.6 Governing Law, Jurisdiction and Venue. This Agreement shall be construed, interpreted and governed by the laws of the State of Utah without regard for choice of laws or conflict of laws principles that would require or permit the application of the laws of any other jurisdiction. Each of the Parties, on behalf of themselves and their successors, irrevocably consents to the exclusive jurisdiction of the courts of the state of Utah or the federal district court for the District of Utah, as may be applicable, in respect of any disputes arising hereunder, with venue to be in Salt Lake County, Utah.

6.7 Further Assurances. Each of the Parties agrees to take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

6.8 Entire Agreement and Successors and Assigns. This Agreement contains the entire understanding of the Parties and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

6.9 Execution. This Agreement may be executed by the Parties in counterparts, which taken together shall constitute a single and complete document. This Agreement, once executed, may be delivered by facsimile, email (PDF) or other electronic means, and in such event shall be deemed the equivalent of an agreement with original signatures.

6.10 Severability. If any provision of this Agreement is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement will be interpreted so as best to reasonably effect the intent of the Parties. The Parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which is mutually agreeable so as to achieve, to the greatest extent possible, the economic, business and other purposes of the void or unenforceable provision.

6.11 Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:	Desert Hawk Gold Corp., a Nevada corporation

	By	/s/ Rick Havenstrite
Rick Havenstrite, President

SHAREHOLDER:	Clifton Mining Company, a Utah corporation

	By	/s/ Kenneth Friedman
Kenneth Friedman, President

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